DERIVATIVE CONTRACTS	12 Months Ended
Dec. 31, 2025
DERIVATIVE CONTRACTS
DERIVATIVE CONTRACTS

13.DERIVATIVE CONTRACTS

	Gold			Contingent
	forward	Currency	Redemption	consideration	Warrants
	contracts	contracts	right asset	liability	liability	Total
	note 13(e)	note 13(a)	note 13(b)	note 13(c)	note 13(d)
At December 31, 2023	$—	$—	$—	$—	$—	$—
Change in fair value during the year	3,138	—	—	—	—	3,138
At December 31, 2024	3,138	—	—	—	—	3,138
Recognized at February 28, 2025 (notes 12 and 15(b))	—	—	18,000	(17,000)	(50,000)	(49,000)
Change in fair value during the year	(26,725)	—	14,000	(21,010)	(112,000)	(145,735)
Settled during the year	23,587	—	—	—	—	23,587
Changes in fair value of hedging instruments	—	(889)	—	—	—	(889)
Hedging gains and losses transferred to inventory	—	762	—	—	—	762
At December 31, 2025	$—	$(127)	$32,000	$(38,010)	$(162,000)	$(168,137)

Presented as:
Current assets	$—	$—	$32,000	$—	$—	$32,000
Current liabilities	—	(127)	—	(19,750)	(162,000)	(181,877)
Long term liabilities	—	—	—	(18,260)	—	(18,260)
At December 31, 2025	$—	$(127)	$32,000	$(38,010)	$(162,000)	$(168,137)

(a)Currency forward contracts

The Musselwhite Mine incurs a significant portion of its operating and capital expenditures in Canadian dollars (C$) while its functional and the Company’s presentation currency are United States dollars ($). To mitigate variability in the US dollar equivalent of these forecast C$-denominated expenditures, the Company entered into a series of forward exchange contracts that have been designated as cash flow hedges of a portion of highly probable forecast C$ expenditures.

The hedging relationships cover a layer of forecast C$ cash outflows expected to occur between July 2025 and November 2026. The hedging strategy is intended to reduce the variability in future U.S. dollar cash outflows arising from movements in the CAD/USD exchange rate.

Each contract matures monthly. During the year ended December 31, 2025, we entered into seventeen (17) contracts at various forward rates. Six (6) contracts matured and were settled prior to the reporting period, while eleven (11) contracts remain outstanding with settlement dates occurring monthly from January 2026 through November 2026. The total notional amount outstanding at December 31, 2025, was C$132 million ($97.0 million), with a weighted-average forward rate of C$1.3614 per $1.00.

We recognized the changes in fair value attributable to the effective portion of the hedging relationships since designation, totaling approximately $0.9 million, in other comprehensive income (OCI) within the hedge reserve. We reclassified $0.8 million from OCI to inventory during the year as the related hedged purchases occurred when the first six contracts settled.

The Company assesses hedge effectiveness by evaluating the economic relationship between the forward contracts and the forecast C$ expenditures, with potential sources of ineffectiveness primarily arising from differences in timing between forecast expenditures and contract settlement dates. Other potential sources of hedge ineffectiveness include changes in the credit risk of the derivative counterparties or the Company, and the impact of foreign currency basis spreads inherent in the forward contracts. No significant hedge ineffectiveness was recognized in profit or loss during the year, and management expects the remaining hedged forecast transactions to continue to be highly probable.

(b)Redemption Right

As part of the issuance of the Convertible Notes on February 28, 2025 (note 15(b)), the Company retained a contractual redemption right, under which it may prepay the Convertible Notes at its discretion after the 18-month anniversary of issuance, provided that the 20-day volume-weighted average price (“VWAP”) of the Company’s common shares is at least 130% of the conversion price in effect at the time of redemption.

This embedded redemption feature is considered a derivative instrument that is not closely related to the host debt contract and is accounted for separately under IFRS 9 «Financial Instruments». Accordingly, the redemption right is recognized as a derivative financial asset and measured at fair value through profit or loss.

The fair value of the redemption right considers factors such as the prevailing market price of the Company’s shares, share price volatility, time to maturity, credit risk, and the likelihood of meeting the VWAP redemption condition.

(c)Contingent consideration

The consideration for the purchase of Musselwhite Mine Ltd. includes contingent consideration comprising (i) a payment of $20 million if the average spot price of gold exceeds $2,900 per ounce during the one-year period ending February 28, 2026, and (ii) an additional $20 million if the average spot price of gold exceeds $3,000 per ounce during the one-year period ending February 28, 2027. Accordingly, the maximum payment possible under this contingent consideration is $40 million. Subsequent to the reporting period, the first $20 million payment was made.

In accordance with IFRS 3 «Business Combinations», contingent consideration is recognized at its acquisition date fair value. Subsequent changes in the fair value of contingent consideration that are within the scope of IFRS 9 «Financial Instruments» and do not relate to information existing at the acquisition date are recognized in profit or loss.

We estimated the fair value of the contingent consideration using a Monte Carlo simulation model, which simulates future gold prices under the assumption that gold prices follow a Geometric Brownian Motion in a risk-neutral framework.

(d)Warrants

Pursuant to the issuance of the convertible notes (note 15), the Company issued 23,392,397 common share purchase warrants on February 28, 2025. Each warrant entitles the holder to purchase one common share of the Company at an exercise price of C$11.50 per common share. The warrants will expire on February 28, 2030.

Under IAS 32 «Financial Instruments: Presentation», the warrants do not meet the criteria for classification as equity because they are denominated in a currency other than the Company’s functional currency. As a result, we account for these warrants as derivative financial liabilities in accordance with IFRS 9 «Financial Instruments» and measure them at fair value through profit or loss at each reporting date. We present the warrant liability as a current liability on our balance sheet.

	Number	Fair value
At January 1, 2025	—	$—
Issued	23,392,397	50,000
Change in fair values during the year	—	112,000
At December 31, 2025	23,392,397	$162,000

The fair value of the warrant liability was estimated using the binomial tree method, using the following key assumptions:

	December 31,		February 28,
	2025		2025
Volume weighted average price	C$	18.50	C$	10.13
Exercise price	C$	11.50	C$	11.50
Implied volatility		45.0%		37.3%
Risk-free interest rate		2.9%		4.0%
Term to maturity (years)		4.2		5.0

(e)Gold forward contracts

During November 2024, the Company entered into a series of gold forward contracts with multiple counterparties, intended to manage the risk of fluctuating gold prices between the date of the announcement of, and date of the closing of, the acquisition of the Musselwhite Mine (note 12). These contracts had a weighted average price per ounce of $2,834 to sell a total of 144,887 ounces between March 2025 and February 2028. We measured these contracts using a discounted cash flow model, incorporating gold forward prices from accepted market resources and discounting based on the 1-Month Term Secured Overnight Financing Rate (“SOFR”), adjusted for credit risk. These derivatives were not designated as hedges.

These contracts were closed out immediately prior to entering into the gold prepay arrangements (note 16(a)).